EAGLE MUTUAL FUNDS

Prospectus

November 1, 2008  |  As Supplemented May 8, 2009

Eagle Money Market Fund

Eagle Municipal Money Market Fund

Privacy Notice

Eagle Family of Funds

These securities have not been approved or disapproved by the Securities and Exchange Commission (“Commission”), nor has the Commission passed upon the accuracy or adequacy of the funds’ prospectus. Any representation to the contrary is a criminal offense.

EAGLE MONEY MARKET FUNDS

Eagle Money Market Funds

MONEY MARKET FUND	11.01.2008

Investment Objective  I  The Eagle Cash Trust — Money Market Fund’s (the “fund”) objective is to achieve maximum current income consistent with stability of principal.

Principal Investment Strategies  I  The fund seeks to achieve its objective by investing in a variety of high-quality money market instruments that either mature or reset in 397 days or less. The average dollar-weighted maturity of the fund’s investment portfolio is 90 days or less. Money market instruments are short-term debt instruments issued by:

•	U.S. and foreign governments,

•	U.S. government-sponsored enterprises,

•	domestic and foreign corporations,

•	financial institutions and

•	other entities.

Examples of short-term instruments include:

•	commercial paper,

•	bank obligations,

•	repurchase agreements,

•	money market funds,

•	other corporate debt obligations and

•	government debt obligations.

The fund’s portfolio is managed subject to certain requirements, including standards for determining the maturity of a security, set by the fund’s Board of Trustees. These requirements follow special rules for money market funds under federal securities law. These special rules are designed so that the fund may maintain a stable net asset value (“NAV”) (price of $1.00 per share). These include requirements for:

•	maintaining high credit quality in the fund’s investment portfolio,

•	a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the fund’s securities and

•	diversifying the fund’s investments among issuers to reduce the effects of a default by any one issuer on the value of the fund’s shares.

As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in cash, U.S. Treasury or Agency securities or may take positions that are inconsistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Principal Risks  I  All investments carry risks to some degree. The fund cannot be certain that it will achieve its investment objective. The fund’s main risks are those that could affect the overall yield of the fund and that security selection by the fund’s manager, Eagle Asset Management, Inc. (“Eagle”) may cause the fund’s yield to be lower than the yields of other funds with similar investment objectives. The yield paid by the fund is subject to changes in interest rates and market conditions. There is no assurance the fund will avoid principal losses in the event, among other things, that any fund instrument has its credit rating downgraded or defaults or interest rates rise sharply in an unusually short period of time. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Interest Rate Risk  I  There is a risk that a decline in short-term interest rates would lower the fund’s yield and the return on your investment. Changes in interest rates also may change the resale value of the instruments held in the fund’s portfolio. When interest rates go up, the market values of previously issued money market instruments generally decline. When interest rates decline, the fund’s new investments are likely to be in money market instruments paying lower rates than the rest of the fund’s portfolio. The rate of the fund’s income will vary from day to day, generally reflecting changes in overall short-term interest rates.

Inflation Risk  I  There is the risk that the value of your investment could be eroded over time by the effects of inflation.

Credit Risk  I  Because the fund may invest in notes, bonds and commercial paper, there is a risk that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its instruments and may affect their value. If a portfolio instrument declines in credit quality or goes into default, it also could affect the fund’s yield.

Issuer and Market Risk  I  The prices of, and the income generated by, securities held by the fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers.

Money Market Fund Risk  I  The fund is a money market fund, and an investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

Eagle Money Market Funds

MONEY MARKET FUND	11.01.2008

Government-Sponsored Enterprises Risk  I  Securities held by the Fund that are issued by government-sponsored enterprises (“GSE”), such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under the conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac maintain a positive net worth.

Further, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae and Freddie Mac to assist the entities in funding their regular business activities in the capital markets until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

Liquidity Risk  I  The fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

In an effort to improve liquidity to money market funds, the Federal Reserve Board announced on October 21, 2008 the creation of a new facility that will support a private sector initiative. Under the new facility, called the Money Market Investor Funding Facility (“MMIFF”), the Federal Reserve Bank of New York will finance the purchase of eligible assets from eligible investors via a series of private sector special purpose vehicles. This facility is scheduled to be effective until April 30, 2009.

Disclosure of Portfolio Holdings  I  Periodically, customers of the funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the fund’s policy is included in the Statement of Additional Information. Portfolio information can be found on our website at eagleasset.com.

Performance  I  The bar chart and table below illustrate annual fund returns for the periods ended December 31. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

During 10 year period:	Return	Quarter ended
Best Quarter	1.50%	September 30, 2000
Worst Quarter	0.09%	June 30, 2004

Year to date total return as of September 30, 2008: 1.52% (not annualized).

Average annual returns (for the period ended December 31, 2007):
Period	Class A and Class C shares
1-Year	4.47%
5-Year	2.48%
10-Year	3.19%

To obtain the fund’s current 7-day yield, please call Eagle at 800.421.4184 or visit our website at eagleasset.com.

Fees and Expenses  I  The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the fund. The fund’s expenses are based on actual expenses incurred for the fiscal year ended August 31, 2008.

Shareholder fees (fees paid directly from your investment):	Class A	Class C
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None(1)	1%(2)

Eagle Money Market Funds

MONEY MARKET FUND	11.01.2008

Annual fund operating expenses (expenses deducted from fund assets):	Class A and Class C shares
Management Fees	0.42%
Distribution and Service (12b-1) Fees	0.15%
Other Expenses(3)	0.13%
Total Annual Operating Expenses	0.70%

(1) If you purchased $1,000,000 or more of Class A shares of another Eagle mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (“CDSC”) at the time of sale. Any period of time you hold shares of an Eagle money market fund will not be counted for purposes of calculating the CDSC. CDSCs apply only to shares acquired through exchange from another Eagle mutual fund. (2) Eliminated after the first year. (3) Includes an adjustment of 0.01% as a result of the Treasury Guarantee Program (the “Program”). Since the Program has an initial term that expires December 18, 2008, the expense is only included in the calculation of expenses for the initial year. See the section entitled “Treasury Guarantee Program” for a description of the Program. (4) Eagle has voluntarily agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that it becomes necessary in order to maintain a positive yield.  There is no guarantee that the fund will be able to maintain a positive yield.  In addition, Eagle has voluntarily agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that its annual operating expenses exceed 0.74% of the fund's average daily net assets.  These expense limitations exclude interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund's custodian.  These voluntary waivers may be withdrawn at any time.  Any reimbursement of fund expenses or reduction in Eagle's investment advisory fees is subject to reimbursement by the fund within the following three fiscal years and any additional periods, if overall expenses fall below these percentage limitations.

Expense Example  I  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	Year 1	Year 3	Year 5	Year 10
A shares and C shares	$72	$222	$385	$859

Eagle Money Market Funds

MUNICIPAL MONEY MARKET FUND	11.01.2008

Investment Objective  I  The Eagle Cash Trust — Municipal Money Market Fund (the “fund”) seeks to achieve maximum current income exempt from federal income tax consistent with stability of principal.

Principal Investment Strategies  I  The fund seeks to achieve its objective by investing at least 80% of its assets in a variety of high-quality municipal securities with remaining maturities of 397 days or less. Tax-exempt municipal securities are municipal securities paying interest which is exempt from federal income tax but may or may not be an item of tax preference for purposes of the federal alternative minimum tax (“AMT”). The interest on tax-exempt municipal securities may be subject to state and local income taxes or other taxes, such as AMT. The fund seeks to minimize AMT consequences of the investments. Examples of securities in which the fund invests include:

•	municipal notes,

•	commercial paper,

•	short-term municipal bonds and

•	variable rate obligations.

The remaining portion of the fund’s investment portfolio may be invested in short-term taxable investments, which include:

•	U.S. government obligations,

•	bank obligations and

•	repurchase agreements.

The average dollar-weighted portfolio maturity of the fund’s investment portfolio is 90 days or less.

The fund’s portfolio is managed subject to standards, including standards for determining the maturity of a security, set by the fund’s Board of Trustees. These standards follow special rules for money market funds under federal securities law. These special rules are designed so that the fund may maintain a stable net asset value (“NAV”) (price of $1.00 per share). These include requirements for:

•	maintaining high credit quality in the fund’s investment portfolio,

•	a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the fund’s securities and

•	diversifying the fund’s investments among issuers to reduce the effects of a default by any one issuer on the value of the fund’s shares.

As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in taxable money market securities or may take positions that are inconsistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Principal Risks  I  All investments carry risks to some degree. The fund cannot be certain that it will achieve its investment objective. The fund’s main risks are those that could affect the overall yield of the fund and that security selection by the fund’s subadviser, AllianceBernstein L.P., may cause the fund’s yield to be lower than the yields of other funds with similar investment objectives.

The yield paid by the fund is subject to changes in interest rates and market conditions. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. There is no assurance the fund will avoid principal losses in the event, among other things, that any fund instrument has its credit rating downgraded or defaults or interest rates rise sharply in an unusually short period of time. While most distributions paid by the fund come from interest on municipal securities, which generally are free from federal income tax, such distributions may be subject to state and local income or other taxes, such as AMT. Distributions from income on non-tax exempt sources, if any, are also subject to those taxes.

Interest Rate Risk  I  There is a risk that a decline in short-term interest rates would lower the fund’s yield and the return on your investment. Changes in interest rates also may change the resale value of the instruments held in the fund’s portfolio. When interest rates go up, the market values of previously issued money market instruments generally decline. Also, the fund’s new investments are likely to be in money market instruments paying lower rates than the rest of the fund’s portfolio when interest rates decline. The rate of the fund’s income will vary from day to day, generally reflecting changes in overall short-term interest rates.

Inflation Risk  I  There is the risk that the value of your investment could be eroded over time by the effects of inflation.

Credit Risk  I  Because the fund may invest in notes, bonds and commercial paper, there is a risk that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may

Eagle Money Market Funds

MUNICIPAL MONEY MARKET FUND	11.01.2008

reduce the credit rating of its instruments and may affect their value. If a portfolio instrument declines in credit quality or goes into default, it also could affect the fund’s yield.

Issuer and Market Risk  I  The prices of, and the income generated by, securities held by the fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers, or in the case of industrial development revenue bonds, the company for whose benefit the bonds are being issued.

Liquidity Risk  I   The fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

In an effort to improve liquidity to money market funds, the Federal Reserve Board announced on October 21, 2008 the creation of a new facility that will support a private sector initiative. Under the new facility, called the Money Market Investor Funding Facility (“MMIFF”), the Federal Reserve Bank of New York will finance the purchase of eligible assets from eligible investors via a series of private sector special purpose vehicles. This facility is scheduled to be effective until April 30, 2009.

Money Market Fund Risk  I  The fund is a money market fund, and an investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

Municipal Securities Risk  I  The value of, payment of interest and repayment of principal with respect to, and the ability of the fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the fund invests. Revenue bonds are not backed by the taxing power of the issuing municipality. To the extent that a municipal security in which the fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

Disclosure of Portfolio Holdings  I  Periodically, customers of the funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the fund’s policy is included in the Statement of Additional Information. Portfolio information can be found on our website at eagleasset.com.

Performance  I  The bar chart and table that follow illustrate annual fund returns for the periods ended December 31. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s performance from one year to another, net of all recurring fees and including reinvested dividends. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

During 10 year period:	Return	Quarter ended
Best Quarter	0.94%	December 31, 2000
Worst Quarter	0.07%	September 30, 2003

Year to date total return as of September 30, 2008: 1.20% (not annualized).

Average annual returns (for the period ended December 31, 2007):
Period	Class A shares
1-Year	2.99%
5-Year	1.72%
10-Year	2.06%

To obtain the fund’s current 7-day yield, please call Eagle at 800.421.4184 or visit our website at eagleasset.com.

Eagle Money Market Funds

MUNICIPAL MONEY MARKET FUND	11.01.2008

Fees and Expenses  I  The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the fund. The fund’s expenses are based on actual expenses incurred for the fiscal year ended August 31, 2008.

Shareholder fees (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None(1)

Annual fund operating expenses (expenses deducted from fund assets):
Management Fees	0.44%
Distribution and Service (12b-1) Fees	0.15%
Other Expenses(2)	0.06%
Total Annual Operating Expenses(3)	0.65%

(1) If you purchased $1,000,000 or more of Class A shares of another Eagle mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (“CDSC”) at the time of sale. Any period of time you hold shares of an Eagle money market fund will not be counted for purposes of calculating the CDSC. CDSCs apply only to shares acquired through exchange from another Eagle mutual fund. (2) Includes an adjustment of 0.01% as a result of the Treasury Guarantee Program (the “Program”). Since the Program has an initial term that expires December 18, 2008, the expense is only included in the calculation of expenses for the initial year. See the section entitled “Treasury Guarantee Program” for a description of the Program. (3) Eagle has voluntarily agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that it becomes necessary in order to maintain a positive yield.  There is no gurantee that the fund will be able to maintain a positive yield.  The voluntary waiver may be withdrawn at any time.  Any reimbursement of fund expenses or reduction in Eagle's investment advisory fees is subject to reimbursement by the fund within the following three fiscal years and any additional periods, if overall expenses fall below the fund's stated limitations.  Eagle has contractually agreed to waive its investment advisory fees and/or reimburse certain expense of the fund to the extent that annual operating expenses exceed 0.74% of the average daily net assets through October 31, 2009. This expense limitation excludes interest, taxes, brokerage commission, extraordinary expenses and includes expense arrangements offset with the fund’s custodian. The Board of Trustees and Eagle may agree to change fee waivers or reimbursements without the approval of shareholders. Any reduction in Eagle’s advisory fees or reimbursement of expenses by Eagle is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

Expense Example  I  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Fund costs	$66	$206	$358	$799

Management of the Funds

PROSPECTUS	11.01.2008

Who Manages Your Fund

Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St. Petersburg, Florida 33716, is the funds’ investment adviser and administrator. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. Eagle manages, supervises and conducts the business and administrative affairs of the funds. Eagle had approximately $12.5 billion of assets under management as of September 30, 2008.

Prior to November 1, 2008, Eagle’s affiliate, Heritage Asset Management, Inc. (“Heritage”) was the investment adviser to the funds. The funds’ Board of Trustees approved the transfer of the investment advisory agreement from Heritage to Eagle at its Board meeting on August 14, 2008.

Each fund paid an aggregate annual investment advisory and administration fee as a percentage of net assets during the fiscal year ended August 31, 2008, as follows:

Money Market Fund	0.42%
Municipal Money Market Fund	0.44%

Effective May 1, 2009, Heritage Cash Trust changed its name to Eagle Cash Trust and the funds changed their names to Eagle Money Market Fund and Eagle Municipal Money Market Fund.

AllianceBernstein L.P. (“Alliance”), 1345 Avenue of Americas, New York, NY 10105, serves as the subadviser to the Municipal Money Market Fund. Alliance is an indirect subsidiary controlled by AXA Financial, Inc. Alliance had approximately $590 billion of assets under management as of September 30, 2008.

A full discussion regarding the basis on which the Board of Trustees approved the advisory and subadvisory agreements is included in the annual report of the funds for the fiscal year ended August 31, 2008.

Distribution of Fund Shares

Distributor  I  Eagle Fund Distributors, Inc. (“Distributor”), a wholly owned subsidiary of Eagle, serves as the distributor of the funds. The Distributor may compensate other broker/dealers to promote sales of fund shares.

Understanding Rule 12b-1 Fees  I  Each fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and service fees in connection with the promotion and sale of its shares and for certain services provided to shareholders. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders. Each class of shares is subject to ongoing Rule 12b-1 fees of up to 0.15% of its average daily net assets.

Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries

Eagle or one or more of its corporate affiliates (“Affiliate” or “Affiliates”) may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the funds. Eagle may also make cash payments to one or more of its Affiliates. Cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Eagle or Affiliates may make these payments from their own resources and the Distributor may make such payments from the retention of underwriting concessions or 12b-1 fees. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Eagle and/or an Affiliate.

Eagle or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the funds. The benefits that Eagle and its Affiliates receive when these payments are made include, among other things, placing the funds on the financial advisor’s funds sales system, possibly placing the funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the funds in its fund sales system (on its “sales shelf”). Eagle and its Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Eagle or its Affiliates make may be calculated on the average daily net assets of the applicable

Management of the Funds

PROSPECTUS	11.01.2008

funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The revenue sharing payments Eagle or its Affiliates make may be also calculated on sales of new shares in the funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

Eagle or its Affiliates also may make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Eagle’s or its Affiliates’ personnel may make presentations on the funds to the financial intermediary’s sales force). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. In certain cases, these payments are subject to limitations under applicable law.

An Affiliate may also make payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the funds’ transfer agent or otherwise would be a direct obligation of the funds. The funds may reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses. Eagle and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Eagle and its Affiliates benefit from the incremental management and other fees paid to Eagle and its Affiliates by the funds with respect to those assets.

You can find further details in the funds’ Statement of Additional Information about these payments and the services provided by financial intermediaries. In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can ask your financial intermediary about any payments it receives from Eagle or its Affiliates or the funds, as well as about fees and/or commissions it charges.

Your Investment

PROSPECTUS	11.01.2008

Choosing a Class of Shares

The Money Market Fund offers two classes of shares, Class A and Class C, and the Municipal Money Market Fund offers Class A shares. The primary purpose for investing in Class C shares is to take advantage of the Money Market Fund exchange privilege into Class C shares of another Eagle mutual fund. It is important to note that any holding periods for purposes of determining a CDSC are suspended while your funds are invested in the Money Market Fund and/or the Municipal Money Market Fund.

Class A Shares  I  You may purchase Class A shares at net asset value (“NAV”) with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. If you acquire Class A shares through exchange from another Eagle mutual fund that are subject to a CDSC, you may pay a 1% CDSC at the time of sale.

Class C Shares  I  You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. If you acquire Class C shares of the Money Market Fund through exchange from another Eagle mutual fund, your subsequent sale of those shares may be subject to a CDSC of 1.00% of the lower of NAV or purchase price, if redeemed within one year of the purchase date. This CDSC may be waived under certain circumstances.

How To Invest

There are several ways to invest in the funds, although the availability of these services may be limited by your financial intermediary. Your financial intermediary may set their own minimum purchase, balance, or other elibility requirements. The minimum investment for each fund is:

Type of account	Initial investment	Subsequent investment
Regular Account	$1,000	No minimum
Periodic Investment Program	$50	$50 per month
Retirement Account	$500	No minimum

Eagle Fund Services, Inc. (“EFS”), the funds’ transfer agent, may waive these minimum requirements at its discretion.

Through Your Financial Advisor  I  You may invest in a fund by contacting your financial advisor. Your financial advisor can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Your financial intermediary will transmit your request to the fund and may charge you a fee for this service and may designate other intermediaries to receive orders on the fund’s behalf.

Your financial advisor may have established a sweep program with the funds for investors who maintain a brokerage account with a participating dealer. Free credit cash balances arising from sales of securities for cash, redemptions of debt securities, dividend and interest payments and funds received from brokerage investors may be invested automatically in the Municipal Money Market Fund or the Money Market Fund’s Class A shares. These sweep programs are subject to the respective participating dealer’s minimum balance, eligibility, and other requirements. For additional information regarding sweep programs, contact your financial advisor.

By Mail  I  You may invest in a fund by completing and signing an account application available from Eagle or your financial advisor. In order to open a new account, you must designate a financial advisor affiliated with a financial intermediary authorized to sell fund shares and complete the financial advisor section, including signature, of the application. Indicate the fund, the class of shares and the amount you wish to invest. Make your check payable to the specific fund and class of shares you are purchasing. Checks must be drawn on an account at a U.S. bank. Additionally, EFS does not accept third party checks or cash. Mail the application and your payment to:

Eagle Fund Services, Inc.

P.O. Box 33022

St. Petersburg, FL 33733

By Telephone  I  If you provide your bank account information on your application, EFS can initiate a purchase from that account. Complete the appropriate sections of the Eagle account application and attach a voided check to activate this service. This method cannot be used to open a new account.

By Periodic Investment Program  I  We offer several plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plans at any time. Availability of these plans may be limited by your financial advisor or dealer.

From Your Bank Account  I  You may instruct us to transfer funds from a specific bank checking account to your Eagle account. The service is only available in instances in which the transfer can be effected by automated clearing house transfers (“ACH”). Complete the appropriate sections of the account application or

Your Investment

PROSPECTUS	11.01.2008

the Eagle Direct Payment Plan form to activate this service. Eagle reserves the right to cancel a periodic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.

Automatic Exchange  I  You may make automatic regular exchanges between two or more Eagle mutual funds. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your Eagle account balance to a fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your account.

By Direct Deposit  I  You may instruct your employer, insurance company, the Federal government or other organization to direct all or part of the payments you receive to your Eagle account. All payments from the U.S. government, including payroll, pension, Social Security and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:

Bank routing number
0	1	1	0	0	0	0	2	8

Account number:
7	7	0	0	1	f	f	a	a	a	a	a	a	a	a	a	a

“f” represents the two digit fund code for Money Market Class A (91), Money Market Class C (95), or Municipal Money Market (81). “a” represents the first 10 digits of your Eagle account number. All Eagle account numbers begin with 44 or 66.

For example, if your Eagle account number is 44123456789 and you wish to establish a direct deposit to the Money Market Fund — Class A, you would enter 77001914412345678.

The account must be designated as a checking account.

Please note that these instructions are different than the Federal Reserve wire instructions that follow and also are different than the information shown on your checkbook.

By Wire  I  You may invest in a fund by Federal Reserve wire sent from your bank as long as the wire is in U.S. Dollars. Mail your completed and signed account application to Eagle. Contact EFS at 800.421.4184 or your financial advisor to obtain wire instructions and your account number before sending the wire. Your bank may charge a wire fee.

How To Sell Your Investment

You can sell, or redeem, shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your order is received. If you sell shares that were recently purchased by check or ACH, payment will be delayed until we verify that those funds have cleared, which may take up to two weeks. Transactions submitted by a third party via the ACH Network will be accepted at the discretion of EFS. Contact EFS for further details.

Selling Shares  I  You may contact your financial advisor or EFS with instructions to sell your investment in the following ways (availability of these options may be limited by your financial advisor or institution):

Through Your Financial Advisor  I  You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial intermediary will transmit your request to sell shares of your fund and may charge you a fee for this service and may designate other intermediaries to receive orders on the fund’s behalf.

Your financial advisor may have established a sweep program with the funds for investors who maintain a brokerage account with a participating dealer. Brokerage cash debits arising from purchases of securities for cash or other brokerage activity will automatically sweep from the Municipal Money Market Fund or the Money Market Fund’s Class A shares for active program participants.

By Telephone  I  You may sell shares by calling EFS at 800.421.4184 prior to the close of regular trading on the New York Stock Exchange (“NYSE”) which is typically 4:00 p.m. Eastern time. If you do not wish to have telephone redemption privileges, you should notify EFS in writing, or complete the appropriate section of the account application.

For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In

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PROSPECTUS	11.01.2008

addition, we will take measures to verify the identity of the caller, such as asking for name, account number, taxpayer ID number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone call.

When redeeming shares by telephone, payment of less than $100,000 can be made one of the following ways:

•

Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request, or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

In Writing  I  You may sell shares by sending a letter of instruction. Specify the fund and share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Mail the request to Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

All registered owners on the account must sign the request. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

A medallion signature guarantee of your request is required if the redemption is:

•	$100,000 and greater,

•	Sent to an address other than the address of record, or preauthorized bank or brokerage firm account,

•	Sent to a payee other than the shareholder of record, or

•	Sent to an address of record that has been changed within the past 30 calendar days.

A medallion signature guarantee helps protect your account against fraud. We will only accept official signature guarantees from participants in our medallion signature guarantee program, which includes most banks and securities dealers. A notary public cannot guarantee your signature.

Payment for a written request can be made one of the following ways:

•	Directly to a bank account titled the same as your Eagle account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request, or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Checkwriting  I  Unless restricted by your financial intermediary, you may write checks against your Municipal Money Market account or your Money Market Class A account if you request and properly complete a signature card. All account owners and authorized signers must sign the card. It is important to note that in cases of dual signatures on checks, only one signature will be reviewed for authorization. Certain check truncation transactions, such as Electronic Check Conversion, are not acceptable redemption instructions and will not be honored.

Your account must maintain a $1,000 balance in order for checks to be ordered and checks must be written for at least $100. EFS may waive these requirements at its discretion. You must notify EFS immediately if your checks are lost or stolen or you believe that unauthorized activity has taken place in your account. There is no charge for checkwriting transactions, although EFS generally charges a fee for all attempted check redemptions in which the amount of the check exceeds the available assets in your Eagle fund account, for placing a stop payment order on a check, for providing copies of previously paid checks, or for certain special check printing services.

Additional checks may be ordered by contacting EFS or by mailing the reorder form found in your checkbook. For security and check processing reasons, you must order checks from EFS. EFS cannot be responsible for any check not ordered from EFS that is returned unpaid to the payee. Additionally, EFS cannot be responsible for a failure to execute a stop payment request on any check not ordered from EFS.

Systematic Withdrawal Plan  I  You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th or 20th day of the month at monthly, quarterly, semiannual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Eagle systematic withdrawal form (available from your financial advisor, EFS, or through our website at eagleasset.com) and send that form to EFS. EFS reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

Application of CDSC  I  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell

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PROSPECTUS	11.01.2008

any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of an Eagle money market fund will not be counted for purposes of calculating the CDSC.

How To Exchange Your Shares

You can exchange shares of one Eagle fund for shares of the same class of any other Eagle fund, subject to the investment requirements of that fund. Obtain a Prospectus of that fund from your financial advisor, Eagle or through our website at eagleasset.com. You may exchange your shares by calling your financial advisor or Eagle if you exchange to like-titled Eagle accounts. Written instructions with a medallion signature guarantee are required if the accounts are not identically registered.

Shares of an Eagle money market fund that have not previously been subject to an initial sales charge or CSDC holding period will be subject to the initial purchase conditions of that fund. Shares that have previously paid a sales charge in an Eagle fund will exchange with no additional sales charge. Each Eagle mutual fund may terminate the exchange privilege upon 60 days notice.

Account and Transaction Policies

Price of Shares  I  The funds’ regular business days typically are the same as those of the NYSE, normally Monday through Friday. In certain limited circumstances, a fund, in its discretion, may designate other days as a business day on which it will accept purchases and redemptions (but typically not exchanges between a fund and other Eagle mutual funds). The NAV for each class of a fund is determined each business day as of the close of regular trading on the NYSE, or such other time as designated by a fund if, in its discretion, the fund accepts orders on days when the NYSE is closed. The share price is calculated by dividing a class’s net assets by the number of its outstanding shares.

The funds use the amortized cost method of security valuation. The amortized cost of an instrument is determined by valuing it at cost at the time of purchase and, thereafter, accreting/amortizing any purchase discount/premium at a constant rate until maturity.

Timing of Orders  I  All orders to purchase or sell shares are executed at the next NAV calculated after the order has been received in “good order” by the funds, the Distributor or a participating dealer. Orders are accepted until the close of regular trading on the NYSE every business day, and are executed the same day at that day’s NAV. Each fund reserves the right to accept and execute orders at such other time as designated by the fund if it accepts orders on days when the NYSE is closed. Orders received after the close of regular trading will be executed at the NAV determined as of the close of regular trading on the next trading day.

If you participate in a sweep program, your fund purchases usually will be made on the next business day following the day that credit balances are generated in your account at your financial intermediary. However, credit balances arising from funds placed in your account by check are subject to your financial intermediary’s cash availability policy.

You will not earn dividends or distributions on investments in the fund until the day after settlement of any purchase order. You will earn dividends and distributions, if any, up to and including the date you submit your redemption order.

Account Registration Options  I  Eagle offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Eagle offers a range of IRA retirement plans including Traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial advisor, Eagle or through our website at eagleasset.com.

Good Order Requirements  I  For the funds to process your request, it must be in “good order.” Good order means that you have provided sufficient information necessary to process your request, as outlined in this Prospectus, including any required signatures and medallion signature guarantees. Further, there must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the fund until it meets these requirements.

Customer Identification and Verification Procedures  I  The funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide EFS with the name, physical address (not a P.O. Box), Social Security or other taxpayer identification number, and

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PROSPECTUS	11.01.2008

date of birth of all owners of the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. EFS will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, EFS may employ additional verification methods or refuse to open your account. The information gathered will also be verified when you change the principal physical address on your account. Under certain circumstances, it may be appropriate for EFS to close your account or suspend further activity in an account.

Restrictions on Orders  I  The funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when a fund cannot determine the value of its assets or sell its holdings.

Internet Website  I  Subject to availability by your financial institution, you may access your account information, including balances and transaction history through our website at eagleasset.com. Additional information, including current fund performance and various account forms and agreements is also available on our website.

Redemption in Kind  I  Although the funds generally intend to pay redemption proceeds solely in cash, the funds have reserved the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property which is known as a redemption in kind. If the amount of the sale is at least $250,000 or 1% of a fund’s assets, we may give you securities from the fund’s portfolio instead of cash. To the extent a fund redeems shares in-kind, the redeeming shareholder assumes a risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing or selling the portfolio securities it receives from the fund.

Accounts With Below-Minimum Balances  I  Accounts participating in a brokerage sweep program are subject to the account minimums set by the sponsoring brokerage firm (“program sponsor”). Your program sponsor may have different minimum balance requirements than those stated in this Prospectus. As a result, your fund shares may be redeemed at the program sponsor’s direction if your account does not meet these minimums. For additional information, contact your financial advisor.

If your account balance falls below $1,000, each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

Frequent Purchases and Redemptions of Fund Shares  I  The funds are intended to serve as short-term investment vehicles providing daily liquidity to shareholders. As such the funds’ Board of Trustees has determined not to adopt policies to deter short-term trading of fund shares. Each fund attempts to maintain sufficient liquidity for each fund to satisfy redemption requests. In the event of large net redemptions, due to frequent trading activity or other circumstances, a fund may be required to sell portfolio securities before maturity, possibly causing the fund to underperform other similar money market funds.

Account Statements  I  If you purchase shares directly from any fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period. You should verify the accuracy of all transactions in your account as soon as you receive your statements.

Dividends and Taxes

Each fund declares dividends from its net investment income daily and pays them monthly. Net investment income generally consists of interest income less expenses. The Money Market Fund expects that these dividends, and any dividends from the excess of net short-term capital gain over net long-term capital loss (which are distributed monthly), will be taxed as ordinary income and will not qualify for the reduced maximum rate on “qualified dividend income” individuals receive from certain domestic and foreign corporations. The Municipal Money Market Fund expects to make distributions, called “exempt-interest dividends,” that are exempt from federal income tax. Exempt-interest dividends will not necessarily be exempt from state and local income or other taxes, such as the federal AMT. The Municipal Money Market Fund also may pay taxable dividends, including monthly dividends from net short-term capital gains, if any.

Fund dividends are automatically reinvested in your account unless you opt to take your dividends in cash in the form of a check or direct them for purchase of shares of another Eagle mutual fund. EFS reserves the right to convert your dividend payment election from a distribution check to automatic reinvestment if three or more checks are outstanding at any time. Dividends directed to another fund are subject to the investment requirements of that fund, including applicable front-end sales charge or CDSC.

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PROSPECTUS	11.01.2008

The sale or exchange of shares of a fund will not result in any capital gain or loss to the shareholder to the extent the fund maintains a stable share price of $1.00.

Withholding Taxes  I  If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer identification number or you otherwise are subject to backup withholding, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) a portion of your distributions. Any tax withheld may be applied against the tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

Tax Reporting  I  If your account receives distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in the year for the prior calendar year in accordance with current IRS guidelines. Generally, fund distributions are taxable to you in the year you receive them. However, any dividends that are declared in October, November or December and paid in January are taxable as if received on December 31.  Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Treasury Guarantee Program

Each fund participates in the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (“Program”). Under the Program, the Treasury will guarantee to investors in participating money market funds that they will receive payments with a total value of $1.00 for each money market fund share held as of the close of business on September 19, 2008 if the fund’s NAV per share falls below $0.995 (“Guarantee Event”) as described herein. Recovery under the Program is subject to certain conditions and limitations, including those discussed herein.

Each Fund paid a fee of 0.010% of its net assets as of September 19, 2008 to participate in the Program through its initial term ended December 18, 2008; 0.015% of its net assets to participate in an extension period ended April 30, 2009; and 0.015% of the net assets to participate in a second extension period ending September 18, 2009.

The Treasury does not have the authority to extend the program beyond September 18, 2009. Each fund is responsible for payment of fees required to participate in the Program and will not be subject to any expense limitation or reimbursement agreement.

The Program provides coverage to shareholders of the funds for amounts that they held in the funds as of the close of business on September 19, 2008. Any increase in the number of shares of the funds held in an account after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of the funds for a new account after the close of business on September 19, 2008 will not be guaranteed. If the number of shares held in an account fluctuates over the period, shareholders will be covered up to the lesser of the shares held on September 19, 2008 or the date of the Guarantee Event. If a shareholder covered by the Program closes his or her account and then subsequently opens a new account in the same fund, that new account would not be covered by the Program.

In order to recover under the Program, a Guarantee Event must occur during the term of the Program.

Recovery under the Program requires a participating fund to liquidate if there is a Guarantee Event and such Guarantee Event is not cured. For shares covered by the guarantee, any difference between the amount received by a shareholder (in cash or through in-kind distributions) in connection with the liquidation and $1.00 per share will be covered under the Program.

Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment. As of November 1, 2008, ESF assets were approximately $50 billion.

Please visit eagleasset.com for up-to-date information on the funds’ participation in the Program, or for more information on the Program please visit the Treasury’s website at ustreas.gov. Neither this Prospectus nor the funds themselves are in any manner approved, endorsed, sponsored or authorized by the Treasury.

Financial Highlights

PROSPECTUS	11.01.2008

The financial highlights tables are intended to help you understand the performance of the funds for the periods indicated. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The tables are a part of the funds’ financial statements, which are included in their annual reports and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual reports were audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm.

	For the fiscal years ended August 31
Money Market Fund Class A and Class C Shares	2008	2007	2006	2005	2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income(a)	0.028	0.046	0.038	0.018	0.004
Less distributions
Dividends from net investment income(a)	(0.028)	(0.046)	(0.038)	(0.018)	(0.004)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	2.82	4.71	3.90	1.84	0.42
Ratios to average daily net assets (%)
Operating expenses	0.69	0.71	0.72	0.71	0.70
Net income
Class A shares	2.77	4.61	3.84	1.82	0.42
Class C shares	2.63	4.61	3.87	1.76	0.42
Net assets, end of period ($ millions)
Class A shares	4,330	4,344	5,069	4,960	5,103
Class C shares	5	4	3	2	4

	For the fiscal years ended August 31
Municipal Money Market Fund	2008	2007	2006	2005	2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income(a)	0.019	0.030	0.026	0.014	0.004
Less distributions
Dividends from net investment income(a)	(0.019)	(0.030)	(0.026)	(0.014)	(0.004)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	1.95	3.05	2.58	1.40	0.39
Ratios to average daily net assets (%)
Operating expenses	0.64	0.66	0.68	0.69	0.68
Net income	1.84	3.01	2.57	1.40	0.40
Net assets, end of period ($ millions)	1,867	1,281	1,207	1,054	1,008

(a) May include net realized gains and losses that are less than $.001 per share.

For More Information

More information on these funds is available free upon request, including the following:

Financial Reports  I  Additional information about each fund’s investments is available in each Fund’s annual and semiannual reports to shareholders. In those reports, you will find a discussion of the market conditions and investment strategies that affected each fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)  I  Additional information about each fund and its policies may be found in the SAI. A current SAI is on file with the Securities and Exchange Commission (“Commission”) and is incorporated herein by reference (meaning it is legally considered part of this Prospectus).

To obtain the SAI, Prospectus, annual report, semiannual report, performance information, an account application, a schedule of portfolio holdings found on Form N-Q, other information or to make an inquiry, contact Eagle Family of Funds:

By mail:	P.O. Box 33022
St. Petersburg, Florida 33733

By telephone:	800.421.4184

By Internet:	eagleasset.com

These documents and other information about the funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202.551.8090. Reports and other information about the funds may be viewed on-screen or downloaded from the EDGAR Database on the Commission’s Internet web site at www.sec.gov; or after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Eagle offers the ability to receive these documents and other fund information electronically, via notification to an e-mail address you provide. To enroll in this service, visit eagleasset.com. Further, to eliminate unnecessary duplication and reduce the cost to fund shareholders, only one copy of the Prospectus or other shareholder reports may be sent to shareholders with the same mailing address. However, if you wish to receive a copy of the Prospectus or other shareholder reports for each shareholder with the same mailing address, call 800.421.4184 or send an e-mail to: eaglefundservices@eagleasset.com. Eagle Family of Funds is pleased to offer the convenience of viewing shareholder communications, including fund Prospectuses, annual reports, and proxy statements, online at eagleasset.com.

The funds’ Investment Company and Securities Act registration numbers are:

Eagle Cash Trust
Money Market Fund	811-4337	2-98635
Municipal Money Market Fund	811-4337	2-98635

No dealer, salesperson or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

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